                         TOYOTA MOTOR CREDIT CORPORATION

             Servicer's Certificate - Toyota Auto Lease Trust 1998-B

 Distribution Date of November 26, 1999 for the Collection Period of October 1
                            through October 31, 1999

POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
Aggregate Net Investment Value (ANIV)                        1,099,937,045.30
Discounted Principal Balance                                 1,099,937,045.30
Servicer Advance                                                 2,144,779.34
Servicer Payahead                                                3,039,194.68
Number of Contracts                                                 49,144.00
Weighted Average Lease Rate                                             7.74%
Weighted Average Remaining Term                                          38.7
Servicing Fee Percentage                                                1.00%

POOL DATA - CURRENT MONTH
-------------------------
  Aggregate Net Investment Value                             1,037,925,860.43
  Discounted Principal Balance                               1,037,175,611.21
  Servicer Advances                                              3,490,004.53
  Servicer Pay Ahead Balance                                     2,417,563.66
  Maturity Advances Outstanding                                             -
  Number of Current Contracts                                          53,468
  Weighted Average Lease Rate                                           7.57%
  Weighted Average Remaining Term                                        18.2

-----------------------------------------------------------------------------

RESERVE FUND:
  Initial Deposit Amount                                                                           41,247,639.20
  Specified Reserve Fund Percentage                                                                        5.50%
  Specified Reserve Fund Amount                                                                    60,496,537.49
  Specified Reserve Fund Percentage (IF CONDITION i, ii OR iii MET)                                        6.50%
  Specified Reserve Fund Amount (IF CONDITION i, ii OR iii MET)                                    71,495,907.94

                                                   Class A                  Class B                   Total
                                                   Amount                   Amount                    Amount
                                                   ------                   ------                    ------
  Beginning Balance                              59,423,467.49            1,073,070.00             60,496,537.49
  Withdrawal Amount                                          -                       -                         -
  Transferor Excess                               1,244,302.11                                      1,244,302.11
                                             -------------------------------------------------------------------
  Reserve Fund Balance Prior to Release          60,667,769.60            1,073,070.00             61,740,839.60
  Specified Reserve Fund Balance                 59,423,467.49            1,073,070.00             60,496,537.49
  Release to Transferor                           1,244,302.11                       -              1,244,302.11
                                             -------------------------------------------------------------------
  Ending Reserve Fund Balance                    59,423,467.49            1,073,070.00             60,496,537.49
  Cumulative Withdrawal Amount                               -                       -                         -

----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                  VEHICLES
                                                               --------
  Liquidated Contracts                                            160
  Discounted Principal Balance                                                 3,041,208.78
  Net Liquidation Proceeds                                                    (2,660,147.69)
  Recoveries - Previously Liquidated Contracts                                    (7,770.49)
                                                                            ----------------
  Aggregate Credit Losses for the Collection Period                              373,290.60
                                                                            ================
  Cumulative Credit Losses for all Periods                                     5,869,973.04
                                                                            ================
  Repossessed in Current Period                                   80
                                                                 ---
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                     Annualized Average
FOR EACH COLLECTION PERIOD:                                                  Charge-Off Rate
                                                                           ------------------
    Second Preceding Collection Period                                                  0.45%
    First Preceding Collection Period                                                   0.44%
    Current Collection Period                                                           0.43%
---------------------------------------------------------------------------------------------
CONDITION (i) (CHARGE-OFF RATE)

Three Month Average                                                                     0.44%
Charge-off Rate Indicator ( > 1.25%)                                        CONDITION NOT MET
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                                        PERCENT      ACCOUNTS     PERCENT       ANIV
                                                                             -------      --------     -------       ----
   31-60 Days Delinquent                                                       1.17%        627        1.12%      11,577,526.45
   61-90 Days Delinquent                                                       0.04%        24         0.05%         528,823.49
  Over 90 Days Delinquent                                                      0.03%        16         0.04%         418,857.66
                                                                                          --------                -------------
   Total Delinquencies                                                                      667                   12,525,207.60
                                                                                          ========                =============

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                                    0.12%
    First Preceding Collection Period                                                                                     0.10%
    Current Collection Period                                                                                             0.07%
--------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                                       0.10%
Charge-off Rate Indicator ( > 1.25%)                                                                          CONDITION NOT MET
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------


RESIDUAL VALUE (GAIN) LOSS:                             VEHICLES
                                                        --------
Matured Lease Vehicle Inventory Sold                       12            177,668.67
Net Liquidation Proceeds                                                (162,609.50)
                                                                         ----------
Net Residual Value (Gain) Loss                                            15,059.17
                                                                         ==========
Cumulative Residual Value (Gain) Loss all periods                        552,971.15
                                                                         ==========
                                                                                Average         Average
                                       Number       Scheduled       Sale     Net Liquidation    Residual
                                        Sold       Maturities      Ratio        Proceeds          Value
MATURED VEHICLES SOLD FOR              -----       ----------      -----        --------          -----
EACH COLLECTION PERIOD:
 Second Preceding Collection Period     65            87           74.71%      16,168.63    18,392.95
 First Preceding Collection Period      37             7          100.00%      18,033.43    19,919.65
 Current Collection Period              12             0          100.00%      13,550.79    14,827.19
 Three Month Average                                                           16,498.31    18,513.12
                                                                                            ---------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                 89.12%
------------------------------------------------------------------------------------------------------


                                                                                         CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                     AMOUNT/RATIO       TEST MET?
                                                                                          ------------       ---------
a) Number of Vehicles Sold > 25% of Scheduled Maturities                                     100.00%            YES

b) Number of Scheduled Maturities > 500                                                         0               NO

c) 3 Month Average Matured Leased Vehicle Proceeds (75% of Avg. Residual Values               89.12%             NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                       CONDITION NOT MET
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                           CERTIFICATE BALANCE        CLASS A1         CLASS A2
                                                                           -------------------        --------         --------
                                                          Total           Percent      Balance        Balance          Balance
----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                 98.00%
---------
  Interest Collections                                    7,550,295.94
  Net Investment Income                                     205,275.96
  Non-recoverable Advances                                  (73,654.70)
                                                         --------------
    Available Interest                                    7,681,917.20              7,527,354.77   2,339,340.34      4,015,285.65
  Class A1, A2, A3 Notional Interest Accrual Amount      (4,546,833.33)            (4,546,833.33) (1,493,541.67)    (2,611,458.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                         -                        -               -                 -
  Interest Accrual for Adjusted Class B Certificate Bal.   (390,478.25)             (390,478.25)
  Class B Interest Carryover Shortfall                               -
  Servicer's Fee                                           (881,808.34)             (864,066.10)
  Capped Expenses                                           (21,724.55)              (21,287.45)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                 -                        -
  Uncapped Expenses                                                  -                        -
                                                         --------------           --------------
  Total Unallocated Interest                              1,841,072.73             1,704,689.64
  Excess Interest to Transferor                                      -            (1,704,689.64)
                                                         --------------           --------------
  Net Interest Collections Available                      1,841,072.73                        -
  Interest Collections Allocated to Losses                 (380,536.06)
  Accelerated Principal Distribution                       (216,234.55)
                                                         -------------
  Deposit to Reserve Fund                                 1,244,302.11
                                                         -------------
  Withdrawal from Reserve Fund                                       -
                                                         -------------
PRINCIPAL:

  Certificate Principal Loss Amounts:

  Current Loss Amount                                       (388,349.77)            (380,536.06)
  Loss Reimbursement from Transferor                         380,536.06              380,536.06
  Loss Reimbursement from Reserve Fund                                -
                                                         --------------           -------------
  Transferor Ending Certificate Principal Loss Amount         (7,813.71)                      -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                         --------------
  Ending Balance                                                      -
                                                         --------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                         --------------
  Ending Balance                                                      -

                                                         --------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                         --------------
  Ending Balance                                                      -

                                                         --------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                         --------------
  Ending Balance                                                      -
                                                         --------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:

  Distribution - Current Period                              397,069.04
  Allocations - Current Period                            19,839,254.60           19,839,254.60   19,839,254.60
  Allocations - Accelerated Principal Distribution           216,234.55              216,234.55      216,234.55
  Allocations - Not Disbursed Beginning of Period         41,283,298.96           41,283,298.96   41,283,298.96
  Allocations - Not Disbursed End of Period               61,338,788.12           61,338,788.12   61,338,788.12                 -
INTEREST DISTRIBUTIONS/ALLOCATIONS:

  Distribution - Current Period                            1,244,302.11                      -                -                 -
  Allocations - Current Period                             4,937,311.58            4,937,311.58    1,493,541.67      2,611,458.33
  Allocations - Not Disbursed Beginning of Period          4,937,311.58            4,937,311.58    1,493,541.67      2,611,458.33
  Allocations - Not Disbursed End of Period                9,874,623.17            9,874,623.17    2,987,083.33      5,222,916.67
DUE TO TRUST - CURRENT PERIOD:

  Total Deposit to Reserve Fund                            1,244,302.11
  Due to Trust                                            25,184,593.82           24,787,524.78   21,485,235.46      2,501,958.83
                                                         --------------           -------------   -------------      ------------
     Total Due To Trust                                   26,428,895.92           24,787,524.78   21,485,235.46      2,501,958.83

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                             CLASS A3            CLASS B               TRANSFEROR INTEREST
                                                             --------            -------               -------------------
                                                              Balance            Balance            Interest       Principal
----------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                            2.00%
---------
  Interest Collections
  Net Investment Income
  Non-recoverable Advances


    Available Interest                                      673,171.37          499,557.40      154,562.44
  Class A1, A2, A3 Notional Interest Accrual Amount        (441,833.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                        -
  Interest Accrual for Adjusted Class B Certificate Bal.                       (390,478.25)
  Class B Interest Carryover Shortfall                                                  -
  Servicer's Fee                                                                                (17,742.24)
  Capped Expenses                                                                                  (437.11)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                   -
  Uncapped Expenses                                                                                      -
                                                                                              ------------
  Total Unallocated Interest                                                                    136,383.08
  Excess Interest to Transferor                                                               1,704,689.64
                                                                                              ------------
  Net Interest Collections Available                                                          1,841,072.72
  Interest Collections Allocated to Losses                                                     (380,536.06)
  Accelerated Principal Distribution                                                           (216,234.55)
                                                                                              ------------
  Deposit to Reserve Fund                                                                     1,244,302.11
                                                                                              ------------

  Withdrawal from Reserve Fund


PRINCIPAL:

  Certificate Principal Loss Amounts:

  Current Loss Amount                                                        (380,536.06)                         (7,813.71)
  Loss Reimbursement from Transferor                                          380,536.06       (380,536.06)
  Loss Reimbursement from Reserve Fund

                                                                                              -------------       ----------
  Transferor Ending Certificate Principal Loss Amount                                          (380,536.06)       (7,813.71)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS

  Beginning Balance
  Current increase (decrease)
  Ending Balance


CLASS A INTEREST SUBORDINATED

  Beginning Balance
  Current increase (decrease)


  Ending Balance


CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS

  Beginning Balance
  Current increase (decrease)


  Ending Balance


CLASS B INTEREST SUBORDINATED:

  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:

  Distribution - Current Period                                                                                  397,069.04
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                          -                   -              -
INTEREST DISTRIBUTIONS/ALLOCATIONS:

  Distribution - Current Period                                      -                   -    1,244,302.11
  Allocations - Current Period                              441,833.33          390,478.25              -
  Allocations - Not Disbursed Beginning of Period           441,833.33          390,478.25              -
  Allocations - Not Disbursed End of Period                 883,666.67          780,956.50              -
DUE TO TRUST - CURRENT PERIOD:

  Total Deposit to Reserve Fund                                                               1,244,302.11
  Due to Trust                                              423,475.50          376,854.99                       397,069.04
                                                         -------------       -------------                       ----------
                                                         -------------       -------------    -----------------------------
     Total Due To Trust                                     423,475.50          376,854.99    1,244,302.11       397,069.04
---------------------------------------------------------------------------------------------------------------------------




                         TOYOTA MOTOR CREDIT CORPORATION

             Servicer's Certificate - Toyota Auto Lease Trust 1998-B


                                                               CERTIFICATE BALANCE          CLASS A1                  CLASS A2
                                                               -------------------          --------                  --------
                                                 Total       Percent      Balance     Percent       Balance       Percent   Balance
-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)     1,099,937,045.30

Discounted Principal Balance              1,099,937,045.30

Initial Notional/Certificate Balance                     -  100.00% 1,077,938,000.00  31.08%   335,000,000.00  53.34% 575,000,000.00
Percent of ANIV                                                               98.00%                   30.46%                 52.28%
Certificate Factor                                                         1.0000000                1.0000000              1.0000000
Notional/Certificate Rate                                                                              5.350%                 5.450%
Targeted Maturity Date                                                                       October 25, 2000     September 25, 2001
Servicer Advance                              2,144,779.34
Servicer Payahead                             3,039,194.68
Number of Contracts                                 49,144
Weighted Average Lease Rate                          7.74%
Weighted Average Remaining Term                       38.7
Servicing Fee Percentage                             1.00%

POOL DATA PRIOR MONTH

Aggregate Net Investment Value            1,058,169,997.78
Discounted Principal Balance              1,057,713,094.54
Notional/Certificate Balance                                        1,077,938,000.00           335,000,000.00         575,000,000.00
Adjusted Notional/Certificate Balance                               1,036,879,305.81           293,945,458.50         575,000,000.00
Percent of ANIV                                                               97.99%                   27.78%                 54.34%
Certificate Factor                                                         1.0000000                1.0000000              1.0000000
Servicer Advances                             3,210,644.76
Servicer Pay Ahead Balance                    2,777,255.81
Maturity Advances Outstanding                            -
Number of Current Contracts                         53,986
Weighted Average Lease Rate                          7.57%
Weighted Average Remaining Term                       19.2

POOL DATA CURRENT MONTH

  Aggregate Net Investment Value          1,037,925,860.43
  Discounted Principal Balance            1,037,175,611.21
  Notional/Certificate Balance                                      1,077,938,000.00           335,000,000.00         575,000,000.00
  Adjusted Notional/Certificate Balance                             1,016,599,211.88           273,661,211.88         575,000,000.00
  Percent of ANIV                                                             97.95%                   26.37%                 55.40%
  Certificate Factor                                                       1.0000000                1.0000000              1.0000000
  Servicer Advances                           3,490,004.53
  Servicer Pay Ahead Balance                  2,417,563.66
  Maturity Advances Outstanding                          -
  Number of Current Contracts                       53,468
  Weighted Average Lease Rate                        7.57%
  Weighted Average Remaining Term                     18.2

Prior Certificate Interest Payment Date  September 27, 1999
Next Certificate Interest Payment Date       March 27, 2000
----------------------------------------------------------------------------------------------------------------------------------


                                                  CLASS A3                    CLASS B                     TRANSFEROR INTEREST
                                                  -------                     --------                    -------------------
                                          Percent         Balance       Percent   Balance            Percent             Balance
----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance      8.94%          96,400,000.00  6.64%  71,538,000.00                          21,999,045.30
Percent of ANIV                                                  8.76%                 6.50%                                  2.00%
Certificate Factor                                           1.0000000             1.0000000
Notional/Certificate Rate                                       5.500%                6.550%
Targeted Maturity Date                               February 25, 2002    September 25, 2003
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH

Aggregate Net Investment Value
Discounted Principal Balance

Notional/Certificate Balance                             96,400,000.00         71,538,000.00                          21,290,691.97
Adjusted Notional/Certificate Balance                    96,400,000.00         71,538,000.00                          21,290,691.97
Percent of ANIV                                                  9.11%                 6.76%                                  2.01%
Certificate Factor                                           1.0000000             1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH

  Aggregate Net Investment Value
  Discounted Principal Balance

  Notional/Certificate Balance                           96,400,000.00         71,538,000.00                          21,326,648.55
  Adjusted Notional/Certificate Balance                  96,400,000.00         71,538,000.00                          21,326,648.55
  Percent of ANIV                                                9.29%                 6.89%                                  2.05%
  Certificate Factor                                         1.0000000             1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------



CURRENT MONTH COLLECTION ACTIVITY                                           VEHICLES
---------------------------------                                           --------
Principal Collections                                                                              10,347,228.88
Prepayments in Full                                                            340                  6,587,499.36
                                                                               ---
Reallocation Payment                                                            6                      90,531.66
Interest Collections                                                                                7,550,295.94

Net Liquidation Proceeds and Recoveries                                                             2,667,918.18
Increase (Decrease) in Maturity Advances                                                                       -
Net Liquidation Proceeds - Vehicle Sales                                                              162,609.50
Non-Recoverable Advances                                                                              (73,654.70)
                                                                                              --------------------
Total Available                                                                                    27,332,428.82

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


CAPPED AND UNCAPPED EXPENSES:                                                     Amount                           Annual Amount
                                                                               -------------                      --------------
    Total Capped Expenses Paid                                                     21,724.55                          282,419.15
    Total Uncapped Expenses Paid                                                           -                                   -
    Capped and Uncapped Expenses Due                                                       -                                   -
SERVICER'S FEE DUE:
    Servicer's Fee Paid                                                           881,808.34
    Servicer's Fee Balance Due                                                            -
 SUPPLEMENTAL SERVICER'S FEES                                                      99,557.52
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------



REVOLVING PERIOD:                                                             VEHICLES                             AMOUNT
                                                                              --------                             ------
   Beginning Unreinvested Principal Collections
   Principal Collections & Liquidated Contracts                                                                         -
   Allocation to Subsequent Contracts                                                                                   -
   Ending Unreinvested Principal Collections                                                                            -

I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ Holly Pearson
-------------------------------
Holly Pearson, Treasury Manager